Exhibit 99

PEOPLES
NEWS RELEASE



Date:             January 19, 2006

Contact:          R. Riggie Ridgeway - President & CEO
                  William B. West - Executive Vice President
                  Robert E. Dye, Jr. - Senior Vice President & CFO

To:               News Media

Release Date:     Immediate


                          PEOPLES BANCORPORATION, INC.

                         ANNOUNCES 2005 EARNINGS UP 17%

Easley, SC - Peoples Bancorporation, Inc. (PBCE.OB), the parent company for The Peoples National Bank, Easley, South Carolina, Bank of Anderson, N.A., Anderson, South Carolina, and Seneca National Bank, Seneca, South Carolina, reported total consolidated earnings of $1,143,000 for the quarter ended December 31, 2005, an 18.1% increase from the earnings of $968,000 reported for the quarter ended December 31, 2004. Total consolidated earnings for the year ended December 31, 2005 were $4,128,000, a 17.0% increase over the earnings of $3,528,000 reported for the year ended December 31, 2004. Return on average equity for the fourth quarter of 2005 was 10.91% compared to 10.09% for the fourth quarter of 2004. Return on average equity for 2005 was 10.20% compared to 9.45% for 2004. Diluted earnings per share for the fourth quarter of 2005 were $0.18 compared to $0.15 for the fourth quarter of 2004, while diluted earnings per share for the year of 2005 were $0.65 compared to $0.56 for the year of 2004.

Total assets at December 31, 2005 were $487,977,000, an increase of 13.5% from the $429,796,000 in total assets at December 31, 2004. At December 31, 2005 total gross loans were $377,495,000, an increase of 15.8% compared to
$325,903,000 at December 31, 2004. Total deposits at December 31, 2005 were $390,349,000, an increase of 12.8% from the $346,145,000 in total deposits at December 31, 2004.

Commenting on the Company's performance, Company President R. Riggie Ridgeway stated, "We are pleased to see continued improvement in our banking operations, as indicated by the 17% increase in earnings for 2005. We enjoyed double-digit growth in assets, loans, and deposits over the past year, and in 2006 we will continue to focus our energies on core bank earnings growth, credit quality and efficiency."

In other business, the Company announced that its Board of Directors had approved a quarterly cash dividend of $0.05 per share payable on March 31, 2006 to shareholders of record as of March 17, 2006.

Currently, The Peoples National Bank has four banking offices: two in Easley, one in Pickens and one in Powdersville, South Carolina; Bank of Anderson, N.A. has two banking offices in Anderson, South Carolina; and Seneca National Bank has one banking office in Seneca, South Carolina.

To the extent that the foregoing information refers to matters that may occur in the future, please be aware that such forward-looking statements may differ materially from actual results. Additional information concerning some of the factors that could cause materially different results is included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and Forms 10-Q for the quarters ended March 31, 2005, June 30, 2005, and September 30, 2005, which are or will be available from the Securities and Exchange Commission's public reference facilities and from its website at www.sec.gov, or from the Company's shareholders' relations department.

                          PEOPLES BANCORPORATION, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                                   (Unaudited)
               (Amounts in thousands except per share information)

                                                                                        Three Months Ended December 31,
                                                                                        -------------------------------
Income Statement                                                                 2005                  2004                  Change
                                                                                 ----                  ----                  ------
  Net interest income ...........................................               $4,713                $3,919                  20.26%
  Provision for loan losses .....................................                  327                   153                 113.73%
  Other income ..................................................                  931                   970                  -4.02%
  Other expenses ................................................                3,621                 3,301                   9.69%
                                                                                ------                ------
     Income before income taxes .................................                1,696                 1,435                  18.19%
  Provision for income taxes ....................................                  553                   467                  18.42%
                                                                                ------                ------
     Net Income .................................................               $1,143                $  968                  18.08%
                                                                                ======                ======

  Return on average assets ......................................                 0.94%                 0.89%
  Return on average equity ......................................                10.91%                10.09%

Net income per common share*
  Basic .........................................................               $ 0.18                $ 0.16
  Diluted .......................................................               $ 0.18                $ 0.15

                                                                                     Twelve Months Ended December 31,
                                                                                     --------------------------------
Income Statement                                                                 2005                  2004                  Change
                                                                                 ----                  ----                  ------
  Net interest income ..........................................               $17,357                $14,622                 18.70%
  Provision for loan losses ....................................                   848                    589                 43.97%
  Other income .................................................                 3,609                  4,996                -27.76%
  Other expenses ...............................................                13,988                 13,847                  1.02%
                                                                               -------                ------
     Income before income taxes ................................                 6,130                  5,182                 18.29%
  Provision for income taxes ...................................                 2,002                  1,654                 21.04%
                                                                               -------                ------
     Net Income ................................................               $ 4,128                $ 3,528                 17.01%
                                                                               =======                ======

  Return on average assets .....................................                 0.88%                 0.82%
  Return on average equity .....................................                10.20%                 9.45%

Net income per common share*
  Basic ........................................................               $  0.66                $0.58
  Diluted ......................................................               $  0.65                $0.56


                                                                                                  December 31,
                                                                                                  ------------

Balance Sheet                                                                 2005                     2004                  Change
                                                                              ----                     ----                  ------
Total assets ..............................................                 $487,977                 $429,796                13.54%
Gross loans ...............................................                  377,495                  325,903                15.83%
Allowance for loan losses .................................                    3,854                    3,691                 4.42%
Loans, net ................................................                  373,641                  322,212                15.96%
Securities ................................................                   78,061                   71,247                 9.56%
Total earning assets ......................................                  456,456                  400,809                13.88%
Total deposits ............................................                  390,349                  346,145                12.77%
Shareholders' equity ......................................                   41,171                   38,240                 7.66%
Book value per share* .....................................                     6.59                     6.25                 5.44%

* Per share information has been restated to reflect the 5% stock dividend paid in December 2005.